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                        [Form of Underwriting Agreement]

                                                          Shares of Common Stock

                                                U.S. Golf and Entertainment Inc.

                             UNDERWRITING AGREEMENT

                                                           Garden City, New York
                                                                           , 199

First United Equities Corporation
  As Representative of the
  Several Underwriters listed on Schedule A hereto
200 Garden City Plaza, Suite 518
Garden City, New York 11530

Ladies and Gentlemen:

         U.S. Golf and Entertainment Inc., a Delaware corporation (the "Company"), confirms its agreement with First United Equities Corporation ("First United") and each of the underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 11 hereof), for whom First United is acting as representative (in such capacity, First United shall hereinafter be referred to as "you" or the "Representative"), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares ("Shares") of the Company's common stock, $0.001 par value par share ("Common Stock"), set forth in Schedule A hereto are hereinafter referred to as the "Firm Securities."

         Upon your request, as provided in Section 2(b) of this Agreement, the Company shall also sell to the Underwriters, acting severally and not jointly, up to an additional 165,000 shares of Common Stock for the purpose of covering over-allotments, if any. Such 165,000 additional shares of Common Stock are hereinafter referred to as the "Option Securities," and together with the Firm Securities are hereinafter referred to as the "Securities."

         The Company also proposes to issue and sell to you certain warrants (the "Representative's Warrants") pursuant to the Representative's Warrant Agreement (the "Representative's Warrant

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Agreement") to be dated as of the Closing Date (as hereinafter defined) for the purchase of up to an additional 110,000 shares of Common Stock, each such Representative's Warrant entitling the registered holder thereof to purchase one share of Common Stock. The Representatives's Warrants shall be exercisable commencing 12 months from the effective date of the Registration Statement and for a period of 60 months thereafter (such 6-year period hereinafter the Representative's Warrant Period). The Representative's Warrants and the shares of Common Stock issuable upon exercise of the Representative's Warrants are hereinafter referred to as the "Representative's Securities." The Securities and the Representative's Securities are more fully described in the Registration Statement and the Prospectus referred to below.

         1.       Representations and Warranties of the Company.

                  The Company represents and warrants to, and agrees with, each of the Underwriters as of the date hereof, and as of the Closing Date and each Option Closing Date (as hereinafter defined), if any, as follows:

         (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement, and an amendment or amendments thereto, on Form SB-2 (No. 333-4873), including any related preliminary prospectus ("Preliminary Prospectus"), for the registration of the Securities and the Representative's Securities under the Securities Act of 1933, as amended (the "Act"), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations (the "Rules and Regulations") of the Commission under the Act. The Company will not file any other amendment thereto to which the Underwriters shall have objected in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time such registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein (including without limitation those documents or information incorporated by reference therein) and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430(A) of the Rules and Regulations), is hereinafter called the "Registration Statement," and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations under the Act, is hereinafter called the "Prospectus." For purposes hereof, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

         (b) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any of any Preliminary Prospectus, the Registration Statement, or the Prospectus or any part of any thereof and no proceedings for a stop order suspending the effectiveness of the Registration Statement have been instituted or are pending or, to the best knowledge of the Company after due inquiry, threatened. Each of the Preliminary Prospectus, the Registration Statement, and the Prospectus at the time of filing thereof conformed with the requirements of the Act and the Rules and Regulations, and none of the Preliminary Prospectus, the

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Registration Statement, or the Prospectus at the time of filing thereof contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by or on behalf of any Underwriter expressly for use in the Preliminary Prospectus, Registration Statement or the Prospectus, or any amendment thereof or supplement thereto.

         (c) When the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Date and each Option Closing Date, if any, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, each of the Registration Statement and the Prospectus will contain all statements that are required to be stated therein in accordance with the Act and the Rules and Regulations, and will conform to the requirements of the Act and the Rules and Regulations; neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with information furnished to the Company with respect to the Underwriters by or on behalf of any Underwriter expressly for use in the Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment thereof or supplement thereto.

         (d) Each of the Company and its subsidiary, U.S. Golf and Entertainment Corp., a Delaware corporation ("U.S. Golf Corp.") has been duly organized and is validly existing as a corporation in good standing under the laws of the state of Delaware. U.S. Golf Corp. is sometimes hereinafter referred to as a "Subsidiary." Except as set forth in the Prospectus, neither the Company nor the Subsidiary owns an interest in any corporation, partnership, limited liability company, trust, joint venture or other business entity. Each of the Company and the Subsidiary is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations require such qualification or licensing. The Company owns 100% of the outstanding capital stock of the Subsidiary and all such shares have been validly issued, are fully paid and non-assessable, were not issued in violation of any preemptive rights and are owned free and clear of any liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever (collectively, "Liens"). Each of the Company and the Subsidiary has all requisite power and authority (corporate and otherwise), and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises, and permits of and from all governmental or regulatory authorities (including without limitation those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; each of the Company and the Subsidiary is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state, local and foreign laws,

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rules and regulations; and neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise or permit that, if the subject of an unfavorable decision, ruling or finding, could, individually or in the aggregate, have a Material Adverse Effect (as hereinafter defined). The disclosures in the Registration Statement concerning the effects of federal, state, local and foreign laws, rules and regulations on each of the Company's and the Subsidiary's business as currently conducted and as contemplated are correct in all material respects and do not omit to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made. For purposes of this Agreement, "Material Adverse Effect" means any circumstance, change in or effect on the Company or the Subsidiary that, individually or in the aggregate with any other circumstance, change or in effect on the Company or the Subsidiary is, or could be, materially adverse to the condition (financial or otherwise), earnings, position, prospects, value, operation, properties, employee relationships, customer or supplier relationships, liabilities, business or results of operations of the Company or of the Subsidiary.

         (e) The Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus under "Capitalization" and "Description of Securities" and will have the adjusted capitalization set forth therein on the Closing Date and each Option Closing Date, if any, based upon the assumptions set forth therein, and neither the Company nor the Subsidiary is a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, warrants, options or other securities, or any rights with respect thereto, except for this Agreement and the Representative's Warrant Agreement and as described in the Prospectus. The Securities and the Representative's Securities and all other securities issued or issuable by the Company conform or, when issued and paid for, will conform, in all material respects, to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company and the Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities was issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by or binding upon the Company or the Subsidiary. The Securities and the Representative's Securities are not and will not be subject to any preemptive or other similar rights of any stockholder of the Company or any other person, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof (and to the extent applicable, of the Representative's Warrant Agreement), will be validly issued, fully paid, and non-assessable and will conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue, and sale of the Securities and the Representative's Securities has been duly and validly taken; and the certificates evidencing the Securities and the Representative's Securities will be in due and proper form. Upon the issuance and delivery of the Securities and the Representative's Securities against full payment therefor, the Underwriters or the Representative, as the case may be, will acquire good and marketable title to such Securities and Representative's Securities, free and clear of any Liens.

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         (f) The financial statements of the Company, the Subsidiary and Commack
Golf and Family Recreation Center, L.P., a New York limited partnership (the "Commack Partnership"), together with the related notes and schedules thereto, included in the Registration Statement, each Preliminary Prospectus and the Prospectus present fairly, in all material respects, the financial position, income, changes in cash flow, changes in stockholders' equity, and the results of operations of the Company, the Subsidiary and the Commack Partnership at the respective dates and for the respective periods to which they apply and such financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved. The pro forma financial statements and other pro forma financial information (including the notes thereto) included in the Registration Statement and the Prospectus (A) present fairly, in all material respects, the information shown therein, (B) have been prepared, in all material respects, in accordance with the applicable requirements of Item 310 of Regulation S-B promulgated under the Act, (C) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, and (D) have been properly compiled on the bases described therein, and the assumptions used in the preparation of the pro forma financial statements and other pro forma financial information included in the Registration Statement and the Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. There has been no Material Adverse Effect on the Company or the Subsidiary since the date of the financial statements included in the Registration Statement and the Prospectus and the outstanding debt, the property (both tangible and intangible), and business of each of the Company and the Subsidiary conform in all respects to the descriptions thereof contained in the Registration Statement and the Prospectus. Financial information set forth in the Prospectus under the headings "Summary Financial Data," "Selected Financial Data," "Capitalization," and "Management's Discussion and Analysis of Financial Condition and Results of Operations," present fairly, on the basis stated in the Prospectus, the information set forth therein, and have been derived from or compiled on a basis consistent with that of the audited financial statements included in the Prospectus.

         (g) Each of the Company, the Subsidiary and the Commack Partnership (i) has paid all federal, state, local, and foreign taxes for which it is liable (other than such taxes as are being contested in good faith for which adequate reserves have been established) including, without limitation, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986, as amended (the "Code"), and has duly filed all information returns it is required to file pursuant to the Code, (ii) has established adequate reserves for such taxes that are not due and payable, and (iii) does not have any tax deficiency or claims outstanding, proposed or assessed against it.

         (h) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriters in connection with (i) the issuance by the Company of the Securities or the Representative's Securities, (ii) the purchase by the Underwriters of the Securities, and the purchase and exercise by the Representative of the Representative's Warrants, the purchase of the Common Stock issuable upon exercise of the Representative's Warrants, (iv) the consummation by the Company of any of its obligations under this Agreement, the Representative's Warrant Agreement

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or the Representative's Warrants, (v) the initial sale to the public of the
Securities or (vi) resales of the Securities in connection with the distribution contemplated hereby.

         (i) Each of the Company and the Subsidiary maintains insurance policies, including without limitation, general liability and property insurance, that insure the Company, the Subsidiary and their employees and agents against such losses and risks as are generally insured against by comparable businesses. Neither the Company nor the Subsidiary has failed to give notice or present any insurance claim with respect to any matter, including without limitation, to the Company's or the Subsidiary's business, property or employees, under any insurance policy or surety bond in a due and timely manner and has failed to pay any premiums due and payable thereunder. To the best knowledge of the Company after due inquiry, there are no facts or circumstances under any such insurance policy or surety bond that would relieve any insurer of its obligation to satisfy in full any otherwise valid claim of the Company or the Subsidiary.

         (j) There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding (including without limitation those having jurisdiction over environmental or similar matters), domestic or foreign, pending or, to the best knowledge of the Company after due inquiry, threatened against (or circumstances that may give rise to the same), or involving the properties or business of, the Company or the Subsidiary that
(i) questions the validity of the capital stock of the Company or the Subsidiary, this Agreement, the Representative's Warrant Agreement or the Representative's Warrants, or any action taken or to be taken by the Company or the Subsidiary pursuant to or in connection with this Agreement, the Representative's Warrant Agreement or the Representative's Warrants, (ii) is required to be disclosed in the Registration Statement that is not so disclosed (and such proceedings, if any, as are summarized in the Registration Statement are accurately summarized in all respects) or (iii), could, if adversely determined, have a Material Adverse Effect.

         (k) The Company has full legal right, power, and authority to authorize, issue, deliver, and sell the Securities and the Representative's Securities, and to enter into this Agreement, the Representative's Warrant Agreement and the Representative's Warrants, and to consummate the transactions provided for in such agreements; and this Agreement has been duly and properly authorized, executed and delivered by the Company; and the Representative's Warrant Agreement and the Representative's Warrants have been duly authorized by the Company and will be duly executed and delivered by the Company at the Closing. This Agreement constitutes, and each of the Representative's Warrant Agreement and the Representative's Warrants, when delivered at the Closing will constitute, a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms; and none of the Company's issue and sale of the Securities or the Representative's Securities, its execution or delivery of this Agreement, the Representative's Warrant Agreement or the Representative's Warrants, its performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with, or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or

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result in the creation or imposition of any Lien of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company or the Subsidiary pursuant to the terms of (i) the certificate of incorporation or by-laws, in each case as amended to date, of the Company or the Subsidiary, (ii) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement, or any other agreement or instrument to which the Company or the Subsidiary is a party or by which either of them is bound or to which any of their properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or (iii) any statute, judgment, decree, order, rule or regulation, applicable to the Company or the Subsidiary, of any arbitrator, court, regulatory body, or administrative agency or other governmental agency or body (including without limitation those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or the Subsidiary or any of their activities or properties.

         (l) Except as described in the Prospectus, no consent, approval, authorization or order of, and no filing with, any court or governmental or regulatory authority, domestic or foreign, or any other person or entity, is required for the issuance of the Securities and the Representative's Securities pursuant to the Prospectus and the Registration Statement, the performance of the Company's obligations under this Agreement, the Representative's Warrant Agreement and the Representative's Warrants, and the transactions contemplated hereby and thereby, including without limitation any waiver of any preemptive, first refusal or other rights that any person or entity may have for the issue and/or sale of any of the Securities or the Representative's Securities, except such as have been or may be obtained under the Act or may be required under the state securities or blue sky laws ("Blue Sky laws"), in connection with the Underwriters' purchase and distribution of the Securities and the purchase of the Representative's Securities to be sold by the Company under the Representative's Warrant Agreement and the Representative's Warrants.

         (m) All executed agreements, contracts or other documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which the Company or the Subsidiary is party or by which either of them may be bound or to which any of their assets, properties, or business may be subject, have been duly and validly authorized, executed and delivered by the Company or the Subsidiary and constitute the legal, valid and binding agreements of the Company or the Subsidiary, and to the best knowledge of the Company after due inquiry, the other parties thereto, enforceable against the Company or the Subsidiary, as the case may be, and to the best knowledge of the Company after due inquiry, the other parties thereto, in accordance with their respective terms. The descriptions in the Registration Statement of agreements, contracts and other documents are accurate and fairly present the information required to be shown with respect thereto by Form SB-2, and there are no contracts, agreements or other documents that are required by the Act to be described in the Registration Statement or filed as exhibits to the Registration Statement that are not described or filed as required, and the exhibits that have been filed are complete and correct copies of the documents of which they purport to be copies.

         (n) Subsequent to the respective dates as of which information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated

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herein or therein, neither the Company nor the Subsidiary has (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (ii) entered into any transaction other than in the ordinary course of business consistent with past practice, or (iii) declared or paid any dividend or made any other distribution on or in respect of its capital stock of any class, and, since such respective dates, there has not been (i) any change in the capital stock, in the debt (long or short term) or in the liabilities of the Company or the Subsidiary or (ii) a Material Adverse Effect.

         (o) No breach or default by or of the Company or the Subsidiary or, to the best knowledge of the Company after due inquiry, any other party exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders agreement, partnership agreement, note, loan or credit agreement, purchase order, or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company or the Subsidiary is a party or by which it may be bound or to which the property or assets (tangible or intangible) of the Company or the Subsidiary is subject or affected.

         (p) Each of the Company and the Subsidiary has generally enjoyed a satisfactory employer-employee relationship with its employees and is in material compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment, and wages and hours. There are no pending investigations involving the Company by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or the Subsidiary pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or, to the best knowledge of the Company after due inquiry, threatened against or involving the Company or the Subsidiary, or any predecessor entity, and none has ever occurred. No representation question exists respecting the employees of the Company or the Subsidiary, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or the Subsidiary. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or the Subsidiary. No labor dispute with the employees of the Company or the Subsidiary exists or, to the best knowledge of the Company after due inquiry, is imminent.

         (q) Except as described in the Prospectus, neither the Company nor the Subsidiary maintains, sponsors or contributes to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multiemployer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). Neither the Company nor the Subsidiary maintains or contributes (and has not previously maintained or contributed) to a "defined benefit plan," as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code, that could subject the Company or the Subsidiary to any tax penalty on prohibited

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transactions and that has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure, and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination or opinion letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401(a), stating that the form of such ERISA Plan and the attendant trust are qualified thereunder. Neither the Company nor the Subsidiary has ever completely or partially withdrawn from a "multiemployer plan."

         (r) Neither of the Company, the Subsidiary, nor any of their respective employees, directors, stockholders, partners, or affiliates (within the meaning of the Rules and Regulations) has taken or will take, directly or indirectly, any action designed to, or that has constituted or might be expected to cause or result in (under the Exchange Act or otherwise), stabilization or manipulation of the price of any security of the Company, whether to facilitate the sale or resale of the Securities or otherwise; and neither the Company nor the Subsidiary shall take, or permit any such person to take, any such action.

         (s) Except as disclosed in the Prospectus, none of the patents, patent applications, trademarks, service marks, trade names, copyrights, technology, and know-how, and none of the license or rights to the foregoing, presently owned or held by the Company and the Subsidiary or used in or necessary to the conduct of their respective businesses as now conducted or proposed to be conducted (all of the foregoing, collectively, its "Intellectual Properties"), are in dispute or are in any conflict with the right of any other person or entity. To the best of knowledge of the Company after due inquiry, each of the Company and the Subsidiary (i) owns or has the right to use all of its Intellectual Properties, free and clear of all Liens of any kind whatsoever, without infringing upon or otherwise acting adversely to the right or claimed right of any person or other entity under or with respect to any of the foregoing and (ii) except as set forth in the Prospectus, is not obligated or under any liability whatsoever to make any payment by way of royalties, fees, or otherwise to any owner or licensee of, or other claimant to, any Intellectual Properties with respect to the use thereof or in connection with the conduct of its business or otherwise as described in the Prospectus.

         (t) Except as disclosed in the Prospectus, each of the Company and the Subsidiary owns and has the unrestricted right to use all trade secrets, know-how (including all unpatented and/or unpatentable proprietary or confidential information, systems, and procedures), inventions, designs, processes, works of authorship, computer programs, and technical data and information that are material to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by the Company or the Subsidiary, free and clear of and without violating any right, Lien or claim of others, including without limitation former employers of its employees; provided, however, that the possibility exists that other persons or entities, completely independently of the Company or the Subsidiary or their respective employees or agents, could have developed trade secrets or items of technical information similar or identical to those of the Company and the Subsidiary. The Company is not aware of any such development of similar or identical trade secrets or technical information by others.

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         (u) Each of the Company and the Subsidiary has taken reasonable security measures to protect the secrecy, confidentiality, and value of all of its Intellectual Properties in all material respects.

         (v) Each of the Company and the Subsidiary has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus to be owned or leased by it free and clear of all Liens of any kind whatsoever, other than (i) those referred to in the Prospectus and (ii) Liens for taxes not yet due and payable.

         (w) Farber, Blicht & Eyerman, L.L.P., whose report is filed with the Commission as a part of the Registration Statement, are independent certified public accountants as required by the Act and the Rules and Regulations.

         (x) The Company has caused to be duly executed legally binding and enforceable agreements pursuant to which each of the Company's officers, directors, stockholders, and all holders of securities, warrants, options or other rights exchangeable or exercisable for, convertible into, or evidencing any right to purchase or subscribe for, shares of Common Stock, has agreed that, without the prior written consent of the Representative, such person or entity will not directly or indirectly offer to sell, sell, grant any option for the sale of, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of any legal or beneficial interest in any shares of Common Stock or any securities convertible into or exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein for a period of not less than 24 months following the effective date of the Registration Statement. The Company will cause the Transfer Agent, as defined below, to mark an appropriate legend on the face of stock certificates representing all of such securities and to place "stop transfer" orders with respect thereto on the Company's stock ledgers.

         (y) There are no agreements, claims, payments, issuances, arrangements or understandings, whether oral or written, for services in the nature of a finder's, consulting or origination fee with respect to the sale of the Securities or the Representative's Securities or any other agreements, claims, payments, issuances, arrangements or understandings with respect to the Company, the Subsidiary or any of their respective officers, directors, stockholders, partners, employees, or affiliates that may affect the Underwriters' compensation, as determined by the National Association of Securities Dealers, Inc. ("NASD").

         (z) The Common Stock has been approved for quotation on the Nasdaq SmallCap Market.

         (aa) Neither the Company nor the Subsidiary nor any of their respective officers, employees or agents, nor any other person acting on behalf of the Company or the Subsidiary has, directly or indirectly, given or agreed to give any money, gift, or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier,

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employee, or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company or the Subsidiary (or assist the Company or the Subsidiary in connection with any actual or proposed transaction) that (a) might subject the Company or the Subsidiary or any other such person to any damage or penalty in any civil, criminal, or governmental litigation or proceeding (domestic or foreign), (b) if not given in the past, could have had a Material Adverse Effect on the Company or the Subsidiary, or (c) if not continued in the future, could have a Material Adverse Effect on the Company or the Subsidiary. The Company's and the Subsidiary's internal accounting controls are sufficient to cause the Company or the Subsidiary to comply with the Foreign Corrupt Practices Act of 1977, as amended.

         (bb) Except as set forth in the Prospectus, no officer, director or stockholder of the Company or the Subsidiary, nor any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities, has or has had, either directly or indirectly, (i) an interest in any person or entity that (A) furnishes or sells services or products that are furnished or sold or are proposed to be furnished or sold by the Company or the Subsidiary, or (B) purchases from or sells or furnishes to the Company or the Subsidiary any goods or services, or (ii) a beneficial interest in any contract or agreement to which the Company or the Subsidiary is a party or by which it may be bound or affected. Except as set forth in the Prospectus under "Certain Transactions," there are no existing or proposed agreements, arrangements, understandings, or transactions between or among the Company or the Subsidiary and any officer, director, or principal stockholder of the Company or the Subsidiary, or any partner, affiliate or associate of any of the foregoing persons or entities.

         (cc) Any certificate signed by any officer of the Company or Subsidiary and delivered to the Underwriters or to Underwriters' Counsel (as defined herein) shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

         (dd) Each of the minute books of the Company and the Subsidiary have been made available to the Representative and contains a complete summary of all meetings and actions of the directors and stockholders of the Company and the Subsidiary since the time of its incorporation, and reflects accurately in all material respects all transactions referred to in such minutes.

         (ee) No holders of any securities of the Company or of any options, warrants, or other convertible or exchangeable securities of the Company or the Subsidiary (i) have the right to include any securities issued by the Company or the Subsidiary in the Registration Statement or (ii) except and to the extent described in the Prospectus, have the right to include any securities issued by the Company or the Subsidiary in any registration statement to be filed by the Company or the Subsidiary or to require the Company or the Subsidiary to file a registration statement under the Act; and, except and to the extent described in the Prospectus, no person or entity holds any anti-dilution rights with respect to any securities of the Company or the Subsidiary.

         (ff) The Company has as of the effective date of the Registration Statement (i) entered into an employment agreement with each of Edward C. Ross, Stuart M. Goldstein and Chuck Workman in the forms filed as Exhibits 10.6, 10.7 and 10.8, respectively, to the Registration Statement, and (ii) purchased term key-man insurance on the life of Stuart M. Goldstein in the amount of at least $1,000,000, which policy names the Company as the sole beneficiary thereof.

         2. Purchase, Sale, and Delivery of the Securities and Representative's Warrants.

         (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company at a price of $__________ (90% of the public offering price) per Share, those numbers of Shares set forth in Schedule A opposite the name of such Underwriter, subject to such adjustment as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares, plus any additional number of Firm Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof.

         (b) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase all or any part of an additional 165,000 shares of Common of Stock at a price of $_____ (90% of the public offering price) per share. The option granted hereby will expire 45 days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the Rules and Regulations, or (ii) the date of this Agreement if the Company has elected to rely upon Rule 430A under the Rules and Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Firm Securities upon notice by the Representative to the Company setting forth the respective numbers of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for any such Option Securities. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Representative, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined, unless otherwise agreed upon by the Representative and the Company. Nothing herein contained shall obligate the Underwriters to make any over-allotments. No Option Securities shall be delivered unless the Firm Securities shall be simultaneously delivered or shall theretofore have been delivered as herein provided.

         (c) Payment of the purchase price for, and the delivery of certificates for, the Firm Securities shall be made at the offices of the Representative at 200 Garden City Plaza, Suite 518, Garden City, New York 11530, or at such other place as shall be agreed upon by the Representative and the Company. Such delivery and payment shall be made at 10:00 a.m. (New York City time) on __________________, 199 or at such other time and date as shall be agreed upon by the Representative and the Company, but not less than three nor more than fifteen full business days after the effective date of the Registration Statement (such time and date of payment and delivery being herein called "Closing Date"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned office of the Representative or at such other place as shall be agreed upon by the Representative and the Company on each Option Closing Date as specified in the notice from the Representative to the Company. Delivery of the certificates for the Firm Securities and the Option Securities, if any, shall be made to the Underwriters against payment by the Underwriters, severally and not jointly, of the purchase price for the Firm Securities and the Option Securities, if any, to the order of the Company, by New York Clearing House funds. If such option is exercised, each of the Underwriters, acting severally and not jointly, shall purchase that proportion of the total number of Option Securities then being purchased that the number of Firm Securities set forth in Schedule A hereto opposite the name of such Underwriter bears to the total number of Firm Securities, subject in each case to such adjustments as the Representative in its discretion shall make to eliminate any sales or purchases of fractional shares. Certificates for the Firm Securities and the Option Securities, if any, shall be in the definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Underwriters may request in writing at least two (2) business days prior to the Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Firm Securities and the Option Securities, if any, shall be made available to the Representative at such office or such other place as the Representative may designate for inspection, checking and packaging no later than 9:30 a.m. on the last business day prior to the Closing Date or the relevant Option Closing Date, as the case may be.

         (d) On the Closing Date, the Company shall issue and sell to the Representative the Representative's Warrants for an aggregate purchase price of $110, which warrants shall entitle the holders thereof to purchase up to an aggregate of 110,000 shares of Common Stock. The Representative's Warrants shall be exercisable for a period of four (4) years commencing one (1) year from the effective date of the Registration Statement at an exercise price per share purchased thereunder equal to one hundred thirty percent (130%) of the initial public offering price of the Shares. The Representative's Warrant Agreement and form of Warrant Certificate shall be substantially in the form attached hereto as Exhibit A. Payment for the Representative's Warrants shall be made on the Closing Date.

         3. Public Offering of the Shares. As soon after the Registration Statement becomes effective as the Representative deems advisable, the Underwriters shall make a public offering of the Shares (other than to residents of or in any jurisdiction in which qualification of the Shares is required and has not become effective) at the price and upon the other terms set forth in the Prospectus. The Representative may from time to time increase or decrease the public offering price of the Shares after distribution thereof has been completed to such extent as the Representative, in its sole discretion, deems advisable. The Underwriters may enter into one or more agreements as the Underwriters, in each of their sole discretion, deem advisable with one or more broker-dealers who shall act as dealers in connection with such public offering.

         4. Covenants and Agreements of the Company. The Company covenants and agrees with each of the Underwriters as follows:

         (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as practicable and shall not at any time, whether before or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Act or the Exchange Act before termination of the offering of the Shares by the Underwriters of which the Representative shall not previously have been advised and furnished with a copy, or to which the Representative shall have objected or which is not in compliance with the Act, the Exchange Act and the Rules and Regulations.

         (b) As soon as the Company is advised or obtains knowledge thereof, the Company shall advise the Representative and confirm the notice in writing, (i) when the Registration Statement, as amended, becomes effective, or if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding, suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution of proceedings for that purpose, (iii) of the issuance by the Commission or by any state securities commission or authority of any proceedings for the suspension of the qualification of any of the Securities or the Representative's Securities for offering or sale in any jurisdiction or of the initiation or threatening of any proceeding for that purpose, (iv) of the receipt of any comments from the Commission, and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state securities commission or authority shall enter a stop order or suspend such qualification at any time, the Company shall use its best efforts to obtain promptly the lifting of such order or suspension.

         (c) The Company shall file the Prospectus (in form and substance satisfactory to the Representative) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b)(1) (or if applicable and if consented to by the Representative, pursuant to Rule 424(b)(4)) not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement.

         (d) The Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus that the Company proposes for use by the Underwriters in connection with the offering of the Securities that differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations), and will furnish the Representative with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such prospectus to which the Representative or its counsel ("Underwriters' Counsel") shall object.

         (e) The Company shall endeavor in good faith, in cooperation with the Representative, at or prior to the time the Registration Statement becomes effective, to qualify the Securities and the Representative's Securities for offering and sale under the securities laws of such jurisdictions as the Representative may designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution, and shall make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or file a general or limited consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company shall, unless the Representative agrees that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.

         (f) During the time when a prospectus is required to be delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities and the Representative's Securities in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when a prospectus relating to the Securities or the Representative's Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or Underwriters' Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company shall notify the Representative promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be satisfactory to Underwriters' Counsel, and the Company shall furnish to the Underwriters copies of such amendment or supplement as soon as available and in such quantities as the Underwriters may request.

         (g) As soon as practicable, but in any event not later than 45 days after the end of the twelve-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Representative, an earnings statement that will be in the detail required by, and otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act, covering a period of at least twelve consecutive months after the effective date of the Registration Statement.

         (h) The Company shall, for so long as the Shares are registered under the Exchange Act, hold an annual meeting of stockholders for the election of directors within 180 days after the end of each of the Company's fiscal years and, within 150 days after the end of the Company's fiscal years, will provide the Company's stockholders with the audited financial statements of the Company as of the end of the fiscal year just completed prior thereto. Such financial statements shall be those required by Rule 14a-3 under the Exchange Act and shall be included in an annual report pursuant to the requirements of such Rule.

         (i) During a period of seven years after the date hereof, the Company shall furnish to its stockholders, as soon as practicable but no later than the end of the period specified in the immediately preceding paragraph, if applicable, annual reports (including financial statements audited by independent public accountants) and unaudited quarterly reports of earnings, and shall deliver to the Representative:

                  i) concurrently with furnishing such quarterly reports to its stockholders, statements of income of the Company and the Subsidiary for each quarter in the form furnished to the Company's stockholders and certified by the Company's principal financial or accounting officer;

                  ii) concurrently with furnishing such annual reports to its stockholders, a balance sheet of the Company and the Subsidiary as at the end of the preceding fiscal year, together with statements of operations, stockholders' equity, and cash flows of the Company and the Subsidiary for such fiscal year, accompanied by a copy of the certificate thereon of independent certified public accountants;

                  iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders;

                  iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

                  v) every press release and every material news item or article of interest to the financial community in respect of the Company, the Subsidiary or their respective affairs that was released or prepared by or on behalf of the Company or the Subsidiary; and

                  vi) any additional information of a public nature concerning the Company or the Subsidiary (and any future subsidiaries) or any of their businesses that the Representative may reasonably request.

         During such seven-year period, if the Company has active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and shall be accompanied by similar financial statements for any significant subsidiary that is not so consolidated.

         (j) The Company shall maintain a transfer agent, and if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

         (k) The Company shall furnish or cause to be furnished to the Representative or on the Representative's order, without charge, at such place as the Representative may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (one of which copies shall be manually signed and shall include all financial statements and exhibits), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Representative may request.

         (l) The Company has provided the Representative with true copies of duly executed, legally binding and enforceable agreements (collectively, the "Lock-Up Agreements") pursuant to which, for a period of twenty-four (24) months after the effective date of the Registration Statement, each of the Company's officers, directors, stockholders and all holders of securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock has agreed that, without the prior written consent of the Representative, such person or entity (each, a "Restricted Party") shall not directly or indirectly offer to sell, sell, grant any option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein in accordance with the Rules and Regulations (all of the foregoing being referred to collectively as "Restricted Securities"). Notwithstanding the foregoing, a Restricted Party may transfer any or all of the Restricted Securities, either during the Restricted Party's lifetime or on the Restricted Party's death, by grant of a bona fide gift to any person, by will or intestate succession to the Restricted Party's immediate family or to a trust the beneficiaries of which are exclusively the Restricted Party's and/or a member or members of the Restricted Party's immediate family, or to any affiliate (within the meaning of the Rules and Regulations), associate, shareholders, employee or partner of the Restricted Party; provided, however, that in any such case it shall be a condition to the transfer that the transferee is receiving and holding the Restricted Securities subject to the provision of the LockUp Agreement, and there shall be no further transfer of such Restricted Securities except in accordance with such Lock-Up Agreement. In addition, during the 12 month period commencing with the effective date of the Registration Statement, the Company shall not, without the prior written consent of the Representative, sell, contract or offer to sell, issue, transfer, assign, pledge, distribute, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock (other than upon the exercise or conversion of currently outstanding options, warrants, convertible securities and other rights to acquire shares of Common Stock (including the Representative's Warrants)). On or before the Closing Date, the Company shall deliver instructions to the transfer agent authorizing it to place appropriate legends on the certificates representing the securities subject to the Lock-up Agreements and to place appropriate stop transfer orders on the Company's ledgers.

         (m) Neither the Company nor the Subsidiary shall take, or permit any of their respective officers, directors, or stockholders, or any of their respective affiliates (within the meaning of the Rules and Regulations) to take, directly or indirectly, any action designed to, or that might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company or the Subsidiary.

         (n) The Company shall apply the net proceeds from the sale of the Securities in the manner, and subject to the conditions, set forth under "Use of Proceeds" in the Prospectus. No portion of the net proceeds will be used, directly or indirectly, to acquire any securities issued by the Company or the Subsidiary.

         (o) The Company shall timely file all such reports, forms and other documents as may be required (including without limitation a Form SR as may be required pursuant to Rule 463 under the Act) from time to time under the Act, the Exchange Act, and the Rules and Regulations, and all such reports, forms and documents filed shall comply as to form and substance with the applicable requirements under the Act, the Exchange Act, and the Rules and Regulations.

         (p) The Company shall furnish to the Representative as early as practicable prior to each of the date hereof, the Closing Date, and each Option Closing Date, if any, but no later than two full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than 30 days prior to the date of the Registration Statement) which have been read by the Company's independent public accountants, as stated in their letters to be furnished pursuant to Sections 6(m) and (n) hereof.

         (q) Unless otherwise agreed by the Company and the Representative, the Company shall cause the Common Stock to be quoted on the Nasdaq SmallCap Market, and for a period of seven years from the date hereof, shall use its best efforts to maintain the Nasdaq SmallCap Market quotation.

         (r) For a period of five years from the Closing Date, the Company shall furnish to the Representative, as and to the extent requested by the Representative, at the Company's sole expense, (i) daily consolidated transfer sheets relating to the Company's securities, (ii) the list of holders of all of the Company's securities, and (iii) a Blue Sky "Trading Survey" for secondary sales of the Company's securities prepared by counsel to the Company.

         (s) The Company has filed a Form 8-A with the Commission providing for the registration under the Exchange Act of the Common Stock, and has requested that such filing be declared effective at the same time as the Registration Statement becomes effective, and as soon as practicable hereafter but in no event more than 30 days from the effective date of the Registration Statement, shall take all necessary and appropriate actions for the Common Stock to be included in Standard and Poor's Corporation Descriptions and Moody's OTC Manual and to continue such inclusion for a period of not less than seven years.

         (t) The Company hereby agrees that it will not for a period of 24 months from the effective date of the Registration Statement, adopt, propose to adopt or otherwise permit to exist any employee, officer, director, consultant or compensation plan or arrangement permitting (i) the grant, issue, sale or entry into any agreement to grant, issue or sell any option, warrant or other contract right (x) at an exercise price that is less than the greater of the public offering price of the Shares set forth herein and the fair market value on the date of grant or sale or (y) to any of its executive officers or directors or to any holder of 5% or more of the Common Stock; (ii) the maximum number of shares of Common Stock or other securities of the Company purchasable at any time pursuant to options or warrants issued by the Company to exceed ______ shares; (iii) the payment for such securities with any form of consideration other than cash; or (iv) the existence of stock appreciation rights, phantom options or similar arrangements.

         (u) Until the completion of the distribution of the Securities, the Company shall not, without the prior written consent of the Representative and Underwriters' Counsel, issue, directly or indirectly, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby, other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations.

         (v) Until after the earlier of (i) seven years from the date hereof, and (ii) the sale to the public of all of the Representative's Securities, the Company shall not take any action or actions that might prevent or disqualify the Company's use of Form SB-2 (or other appropriate form) for the registration under the Act of the Representative's Securities.

         (w) For a period of five years after the effective date of the Registration Statement, (i) the Company shall notify the Representative of each meeting of the Board of Directors of the Company (the "Board"), and (ii) one individual selected by the Representative (who may be a director, officer, agent or affiliate of the Representative) shall be permitted to attend all meetings of the Board and to receive all notices and other correspondence and communications sent by the Company to the members of the Board. Such individual shall be reimbursed for all reasonable out-of-pocket expenses incurred in connection with such person's attendance at meetings of the Board of Directors.

         (x) The Company shall use its best efforts to keep the Registration Statement current for at lease until the expiration of the Representative's Warrants and shall bear all of the costs associated with the filing of a new registration statement in the event the Representative's Warrants are exercised.

         (y) The Company shall, upon written request by a majority of holders of the Representative's Warrants after 12 months from the effective date of the Registration Statement and within the Representative's Warrant Period, one time only, cause the securities underlying the Representative's Warrants to be subject to a registration statement, as may be appropriate under the Act, so as to enable the Representative or the Representative's assigns to offer publicly the securities underlying the Representative's Warrants. All costs incurred in the preparation of such registration statement shall be paid by the Company with the exception of fees and expenses of counsel for the holders of the Representative's Warrants and selling commissions to be paid to any underwriter with respect to such securities.

         (z) If, at any time or times during a period of five (5) years from the effective date of the Registration Statement, the Company shall register any primary or secondary offering of any debt or equity security issued or to be issued by it pursuant to a registration statement under the Act, the Company shall in each such event notify the Representative in writing not less than 30 days prior to filing such registration statement with the Commission, and the Representative or the Representative's assigns shall have the right to register the securities underlying the Representative's Warrants by notifying the Company in writing, within 15 days of receipt of the Company's notice, requesting registration of such securities and setting forth the intended method of distribution and such other data or information as the Company or its counsel shall reasonably require. Such registration shall be without cost to the Representative except for sales commissions incurred if the securities underlying the Representative's Warrants are sold, and fees and expenses of counsel for the holders of the Representative's Warrants.

         (aa) The Company hereby grants to First United, for a period of three years after the effective date of the Registration Statement, a right of first refusal on the terms and subject to the conditions set forth herein, should the Company or any of its affiliates desire to sell any securities (including, without limitation, any Securities) of the Company. The Company (or such affiliate) shall consult with First United with regard to such sale and shall offer to First United the opportunity, on terms not more or less favorable to the Company (or such affiliate) than the Company (or such affiliate) can receive elsewhere, to purchase or sell any such securities. If First United fails to accept in writing such proposal made by the Company (or such affiliate) by the end of the tenth business day following the date of receipt of a written notice containing such proposal, then First United shall have no further claims or rights with regard to the proposal contained in such notice, provided that the Company (or such affiliate) consummates a sale of such securities on the same terms and conditions within 90 days thereafter. If, thereafter, such proposal is modified or such sale is not consummated with such 90-day period, the Company (or such affiliate) shall again consult with First United with respect to any sale of such securities (including with respect to the original proposal), any modified proposal or any new proposal.

         5.       Payment of Expenses.

         (a) The Company hereby agrees to pay, on each of the Closing Date and each Option Closing Date (to the extent not paid at the Closing Date), all expenses and fees (other than fees and expenses of Underwriters' Counsel, except as provided in clause (iv) below) incident to the performance of the obligations of the Company under this Agreement and the Representative's Warrant Agreement, including without limitation (i) the fees and expenses of accountants and counsel for the Company, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing (including mailing and handling charges), filing, delivery, and mailing (including the payment of postage with respect thereto) of the Registration Statement and the

Prospectus and any amendments and supplements thereto and the printing, mailing (including the payment of postage with respect thereto), and delivery of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreements, and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments thereof or supplements thereto supplied to the Underwriters and such dealers as the Underwriters may request, in quantities as hereinabove stated, (iii) the printing, engraving, issuance and delivery of the Securities, including, but not limited to (x) the purchase by the Underwriters of the Securities and the purchase by the Representative of the Representative's Warrants from the Company, and (y) the consummation by the Company of any of its obligations under this Agreement and the Representative's Warrant Agreement, and (z) resale of the Securities by the Underwriters in connection with the distribution contemplated hereby, (iv) the qualification of the Securities and the Representative's Securities under state or foreign securities or "Blue Sky" laws and determination of the status of such securities under legal investment laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum," the "Supplemental Blue Sky Memorandum," and the "Legal Investment Survey," if any, and disbursements and fees of counsel in connection therewith,
(v) advertising costs and expenses, and costs and expenses in connection with bound volumes and prospectus memorabilia and "tomb-stone" advertisement expenses, (vi) costs and expenses in connection with Company counsel's due diligence investigations, including without limitation the fees of any independent counsel or consultant retained, (vii) fees and expenses of the transfer agent and registrar for the Common Stock, (viii) the fees payable to the Commission and the NASD, and (ix) the fees and expenses incurred in connection with the listing or quotation, as the case may be, of the Securities on the Nasdaq SmallCap Market and any other exchange or market system.

         (b) The Company further agrees that, in addition to the expenses payable pursuant to Section 5(a), it shall pay to the Representative on the Closing Date by certified or bank cashier's check or, at the election of the Representative, by deduction from the proceeds of the offering contemplated herein, a non-accountable expense allowance equal to three (3) percent of the gross proceeds received by the Company from the sale of the Firm Securities, $25,000 of which has been paid to date. If the Representative elects to exercise the over-allotment option described in Section 2(b) hereof, the Company agrees to pay to the Representative on each Option Closing Date (by certified or bank cashier's check or, at the Representative's election, by deduction from the proceeds of the offering) a non-accountable expense allowance equal to three (3) percent of the gross proceeds from the sale of the Option Securities sold on such Option Closing Date.

         6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of the Closing Date and each Option Closing Date, if any, as if they had been made on and as of the Closing Date or each Option Closing Date, as the case may be; the accuracy on and as of the Closing Date or Option Closing Date, if any, of the statements of the officers of the Company made pursuant to the provisions hereof and the performance by the Company on and as of the Closing Date and each Option Closing Date, if any, of its covenants and obligations hereunder and to the following further conditions:

         (a) The Registration Statement shall have become effective not later than 12:00 A.M., New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative, and at the Closing Date and each Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriters' Counsel. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and prior to the Closing Date the Company shall have provided evidence satisfactory to the Representative of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

         (b) The Representative shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact that, in the Representative's opinion, is material, or omits to state a fact that, in the Representative's opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact that, in the Representative's opinion, is material, or omits to state a fact that, in the Representative's opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (c) On or prior to the Closing Date or Option Closing Date, as the case may be, the Representative shall have received from Underwriters' Counsel, such opinion or opinions with respect to the organization of the Company, the validity of the Securities, the Representative's Warrants, the Registration Statement, the Prospectus, and other related matters as the Representative may request and Underwriters' Counsel shall have received such papers and information as they request to enable them to pass upon such matters.

         (d) On the Closing Date, the Underwriters shall have received the favorable opinion of Ruskin, Moscou, Evans & Faltischek, P.C., counsel to the Company and the Subsidiary, dated the Closing Date, addressed to the Underwriters, and in form and substance satisfactory to Underwriters ("Company Counsel"), to the effect that:

                  i) Each of the Company and the Subsidiary (A) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, (B) is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing,
         (C) has all requisite power and authority (corporate and other), and has obtained all material authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory authorities (including without limitation those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; to the best knowledge of such Counsel, each of the Company and the Subsidiary is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all applicable federal, state and local laws, rules and regulations; and to the best knowledge of such Counsel, neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. The disclosures in the Registration Statement concerning the effects of federal, state, and local laws, rules and regulations on the Company's and Subsidiary's business as currently conducted and as contemplated by the Prospectus are correct in all material respects and do not omit to state a fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made;

                  ii) the Company owns 100% of the outstanding capital stock of the Subsidiary, and, to the best knowledge of such Counsel, neither the Company nor the Subsidiary owns an interest in any corporation, partnership, joint venture, trust or other business entity (other than the Company's interest in the Subsidiary);

                  iii) the Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus, and any amendment or supplement thereto, under "Capitalization," and will have the adjusted capitalization set forth therein on the Closing Date and each Option Closing Date, if any, based upon the assumptions set forth therein (except that the effects of the exercise of the Underwriters' over-allotment option are not reflected therein), and, to the best knowledge of such Counsel, neither the Company nor the Subsidiary is a party to or bound by any instrument, agreement, or other arrangement providing for it to issue any capital stock, warrants, options, or other securities, or rights with respect thereto, except for this Agreement and the Representative's Warrant Agreement and as described in the Prospectus. The terms and provisions of the Securities and the Representative's Securities, and the other securities issued or issuable by the Company or the Subsidiary, conform in all material respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of each of the Company and the Subsidiary have been duly authorized and validly issued and the shares of Common Stock issued and outstanding immediately prior to the Closing Date are fully paid and non-assessable and the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities of the Company was issued in violation of the preemptive rights of any person or entity. The Securities and the Representative's Securities to be sold by the Company hereunder and under the Representative's Warrant Agreement (i) are not and will not be subject to any preemptive or other similar rights of any stockholder or any other person or entity,
         (ii) have been duly authorized and, when issued, paid for, and delivered in accordance with the terms hereof and thereof, will be validly issued, fully paid, and non-assessable and will conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities and the Representative's Securities has been duly and validly taken; and the certificates representing the Securities are in due and proper form. The Representative's Warrants constitute legal, valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor pursuant to the terms thereof, the numbers and types of securities of the Company called for thereby. Upon the issuance and delivery pursuant to this Agreement of the Securities and the Representative's Securities to be sold by the Company, and assuming that the Underwriters acquire such Securities, and the holders of the Representative's Securities acquire such Representative's Securities, in good faith and without notice of any adverse claim, then the Underwriters will acquire good and marketable title to the Securities, and the holders of the Representative's Securities will acquire good and marketable title to the Representative's Securities, free and clear of any Lien of any kind whatsoever, except as the Underwriters and the Representative, or any of them, may have granted. No transfer tax is payable by or on behalf of the Underwriters in connection with (A) the issuance by the Company of the Securities or the Representative's Securities, (B) the purchase by the Underwriters of the Securities and the purchase and exercise by the Representative of the Representative's Warrants, (C) the consummation by the Company of any of its obligations under this Agreement, the Representative's Warrant Agreement or the Representative's Warrants, or (D) the initial sale to the public of the Securities in connection with the distribution contemplated hereby;

                  iv) such Counsel has been orally advised by the Commission that the Registration Statement was declared effective under the Act, and, if applicable, filing of all pricing information has been timely made in the appropriate form under Rule 430A, that such Counsel has been advised by the Commission that no stop order suspending the use of the Preliminary Prospectus, the Registration Statement, or the Prospectus, or any part of any thereof, or suspending the effectiveness of the Registration Statement has been issued, and to the best knowledge of such Counsel, no proceedings for that purpose have been instituted or are pending or threatened or contemplated under the Act;

                  v) each of the Preliminary Prospectus, the Registration Statement and the Prospectus and any amendments or supplements thereto (other than the financial statements and other financial and statistical data included therein, as to which no opinion need be rendered) complies as to form in all material respects with the requirements of the Act and the Rules and Regulations. Such Counsel shall state that such Counsel has participated in conferences with officers and other representatives of the Company and the Subsidiary and representatives of the independent public accountants for the Company and the Subsidiary, at which conferences such Counsel made inquiries of such officers, representatives and accountants, and discussed the contents of the Preliminary Prospectus, the Registration Statement and the Prospectus and at which related matters were discussed and, although such

         Counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary Prospectus, the Registration Statement and Prospectus, on the basis of the foregoing, no facts have come to the attention of such Counsel that lead them to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective, or the Preliminary Prospectus or Prospectus or amendment or supplement thereto, as of the date of such opinion, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made (it being understood that such Counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Preliminary Prospectus, the Registration Statement or the Prospectus);

                  vi) to the best of such Counsel's knowledge, (A) there are no agreements, contracts, or other documents required by the Act to be described in the Registration Statement and the Prospectus and filed as exhibits to the Registration Statement other than those described in the Registration Statement (or required to be filed under the Exchange Act if upon such filing they would be incorporated, in whole or in part, by reference therein) and the Prospectus and filed as exhibits thereto, and the exhibits that have been filed are correct copies of the documents of which they purport to be copies; (B) the descriptions in the Registration Statement and the Prospectus and any supplement or amendment thereto, of contracts and other documents to which the Company and the Subsidiary is party or by which it is bound, including any such document incorporated by reference into the Prospectus and any supplement or amendment thereto, are accurate and fairly represent, in all material respects, the information required to be shown by Form SB-2; (C) there is not pending or threatened against the Company or the Subsidiary any action, arbitration, suit, proceeding, inquiry, investigation, litigation, or governmental or other proceeding (including without limitation those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of either of the Company or the Subsidiary that (x) is required to be disclosed in the Registration Statement and is not so disclosed (and such proceedings as are summarized in the Registration Statement, if any, are accurately summarized in all material respects), or (y) questions the validity of the capital stock of the Company or the Subsidiary or this Agreement, the Representative's Warrant Agreement or the Representative's Warrants, or of any action taken or to be taken by the Company or the Subsidiary pursuant to or in connection with any of the foregoing; (D) no statute or regulation or legal or governmental proceeding required to be described in the Prospectus is not described as required; and (E) there is no action, suit or proceeding pending or threatened against or affecting the Company or the Subsidiary before any court or arbitrator or governmental or regulatory authority in which there is a reasonable possibility of an adverse decision that could result in a Material Adverse Effect, that could adversely affect the present or prospective ability of the Company to perform its obligations under this Agreement, the Representative's Warrant Agreement or the Representative's Warrants or which in any manner draws into question the validity or enforceability of this Agreement, the Representative's Warrant Agreement or the Representative's Warrants;

                  vii) the Company has full legal right, power and authority to enter into each of this Agreement, the Representative's Warrant Agreement and the Representative's Warrants and to consummate the transactions provided for herein and therein; and each of this Agreement and the Representative's Warrant Agreement has been, and the Representative's Warrants, upon due execution and delivery against payment therefor in accordance with the terms of the Representative's Warrant Agreement, will be, duly authorized, executed and delivered by the Company. Each of this Agreement, the Representative's Warrant Agreement and the Representative's Warrants, assuming due authorization, execution and delivery by each other party thereto, constitutes, a legal, valid, and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law); and none of the Company's execution or delivery of this Agreement, the Representative's Warrant Agreement or the Representative's Warrants, its performance hereunder or thereunder, or its consummation of the transactions contemplated herein or therein, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any Lien of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company or the Subsidiary pursuant to the terms of (A) the certificate of incorporation or bylaws of the Company or of the Subsidiary, each as amended and in effect as of the date of such opinion, (B) to the best knowledge of such Counsel, any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement, or any other agreement or instrument to which the Company or the Subsidiary is party or by which they are or may be bound or to which any of their respective properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or
         (C) any statute, judgment, decree, order, rule or regulation applicable to the Company or the Subsidiary of any arbitrator, court, or governmental or regulatory authority (including without limitation those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or the Subsidiary or any of their respective activities or properties;

                  viii) except as described in the Prospectus, no consent, approval, authorization or order of, and no filing with, any court, regulatory body, governmental or regulatory authority or any other person or entity (other than such as may be required under Blue Sky laws, as to which no opinion need be rendered) is required in connection with the issuance of the Securities pursuant to the Prospectus, the issuance and the exercise the Representative's Warrants, the performance of this Agreement, the Representative's Warrant Agreement and the Representative's Warrants, and the transactions contemplated hereby and thereby;

                  ix) to the best knowledge of such Counsel, the properties and business of each of the Company and the Subsidiary conform to the description thereof contained in the Registration Statement and the Prospectus;

                  x) to the best knowledge of such Counsel, neither the Company nor the Subsidiary is in breach of, or in default under, any term or provision of any material license, contract, indenture, mortgage, installment sale agreement, deed of trust, lease, voting trust agreement, stockholders agreement, partnership agreement, note, loan or credit agreement, or other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company or the Subsidiary is a party or by which they are or may be bound or to which any of their respective properties or assets (tangible or intangible) are or may be subject or affected; and neither the Company nor the Subsidiary is in violation of any term or provision of its certificate of incorporation or bylaws, each as amended and in effect as of the date of such opinion, or, to the best knowledge of such Counsel, in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation;

                  xi) the statements in the Prospectus under "THE COMPANY," "BUSINESS," "MANAGEMENT," "PRINCIPAL STOCKHOLDERS," "CERTAIN TRANSACTIONS," "DESCRIPTION OF SECURITIES," "SHARES ELIGIBLE FOR FUTURE SALE" and "SELLING STOCKHOLDERS; PLAN OF DISTRIBUTION" have been reviewed by such Counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions, are correct in all material respects;

                  xii) the Company has been advised that the Common Stock has been approved for quotation on the Nasdaq SmallCap Market;

                  xiii) to the best knowledge of such Counsel, the persons listed under the caption "PRINCIPAL STOCKHOLDERS" and "SELLING STOCKHOLDERS; PLAN OF DISTRIBUTION" in the Prospectus are the respective "beneficial owners" (as such phrase is defined in Rule 13d-3 of the Rules and Regulations), of the securities set forth opposite their respective names thereunder as and to the extent set forth therein;

                  xiv) to the best knowledge of such Counsel, no person, corporation, trust, partnership, association or other entity has the right (x) to include and/or register any securities of the Company in the Registration Statement or (y) except as described in the Prospectus, to require the Company to file any registration statement or, if any registration statement (other than the Registration Statement) is filed, to include any security in such registration statement;

                  xv) to the best knowledge of such Counsel, except as described in the Prospectus, there are no claims, payments, issuances or other agreements, understandings or arrangements for services in the nature of a finder's or origination fee with respect to the sale of the Securities or the Representative's Securities hereunder or financial consulting arrangement or any other arrangements, agreements, understandings, payments or issuances that may affect the Underwriters' compensation, as determined by the NASD;

                  xvi) assuming due execution by the parties thereto other than the Company, the Lock-up Agreements are legal, valid and binding obligations of the parties thereto, enforceable against the party and any subsequent holder of the securities subject thereto in accordance with its terms;

                  xvii) to the best knowledge of such Counsel, except as described in the Prospectus, neither the Company nor any Subsidiary (A) maintains, sponsors or contributes to any ERISA Plans, (B) maintains or contributes, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA, and (C) has ever completely or partially withdrawn from a "multiemployer plan"; and

                  xviii) the Company is not an "investment company" required to be registered or regulated under the Investment Company Act of 1940, as amended.

                  In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company or the Subsidiary and certificates or other written statements of officers of, departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company or the Subsidiary, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel.

         (e) At each Option Closing Date, if any, the Underwriters shall have received the favorable opinion of Company Counsel dated the Option Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, confirming as of each Option Closing Date the statements made by such counsel in its opinion delivered on the Closing Date.

         (f) On or prior to each of the Closing Date and each Option Closing Date, if any, Underwriters' Counsel shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in Section 6(c), or in order to evidence the accuracy, completeness, or satisfaction of any of the representations, warranties or conditions of the Company and the Subsidiaries, or herein contained.

         (g) Prior to each of the Closing Date and each Option Closing Date, if any, (i) there shall have been no Material Adverse Effect on the Company or the Subsidiary; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company or the Subsidiary, from the latest date as of which the financial condition of the Company or the Subsidiary is set forth in the Registration Statement and Prospectus that is materially adverse to the Company or the Subsidiary; (iii) neither the Company nor the Subsidiary shall be in material breach or material default under any provision of any instrument relating to any outstanding indebtedness; (iv) neither the Company nor the Subsidiary shall have issued any securities (other than as described in the Registration Statement and other than the Securities and the Representative's Securities) or declared or paid any dividend or made any distribution in respect of its capital stock of any class and there shall not have been any change in the capital stock or any material change in the debt (long or short term) or liabilities or obligations of the Company or the Subsidiary (contingent or otherwise); (v) no material amount of the assets of the Company or the Subsidiary shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus;
(vi) no action, suit or proceeding, at law or in equity, shall have been pending or threatened (or circumstances giving rise to same) against the Company or the Subsidiary, or involving or affecting their respective business or properties, before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding could have a Material Adverse Effect on the Company or the Subsidiary, except as set forth in the Registration Statement and Prospectus; and (vii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated, threatened or contemplated by the Commission.

         (h) At each of the Closing Date and each Option Closing Date, if any, the Underwriters shall have received a certificate of the Company, signed by the principal executive officer and by the chief financial or chief accounting officer of the Company, dated the Closing Date or Option Closing Date, as the case may be, to the effect that each of such persons has carefully examined the Registration Statement, the Prospectus, and this Agreement, and that:

                  i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date or such Option Closing Date, as the case may be, and the Company has complied, in all material respects, with all agreements and covenants and satisfied, in all material respects, all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Option Closing Date, as the case may be;

                  ii) No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of each of such person's knowledge after due inquiry, are contemplated or threatened under the Act;

                  iii) the Registration Statement and the Prospectus and each amendment and each supplement thereto, if any, contain all statements and information required to be included therein, and none of the Registration Statement, the Prospectus, or any amendment or supplement thereto, includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and neither the Preliminary Prospectus or any supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; except that such certification may expressly exclude statements or omissions made in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by or on behalf of the Underwriters expressly for use in such Preliminary Prospectus, Registration Statement or Prospectus; and

                  iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (a) neither the Company nor the Subsidiary shall have incurred, up to and including the Closing Date or the Option Closing Date, as the case may be, other than in the ordinary course of its business consistent with past practice, any material liabilities or obligations, direct or contingent; (b) neither the Company nor the Subsidiary shall have paid or declared any dividends or other distributions on its capital stock;
         (c) neither the Company nor the Subsidiary shall have entered into any transactions not in the ordinary course of business consistent with past practice; (d) there shall not have been any change in the capital stock or long-term debt or any increase in the short-term borrowings (other than any increase in the short-term borrowings in the ordinary course of business consistent with past practice) of the Company or the Subsidiary; (e) neither the Company nor the Subsidiary shall have sustained any material loss or material damage to their respective property or assets, whether or not insured; (f) there shall be no litigation which is pending or threatened (or circumstances giving rise to same) against the Company or the Subsidiary or any affiliated party that is required to be set forth in an amended or supplemented Prospectus and that has not been so set forth; and (g) there shall not have occurred any event required to be set forth in an amended or supplemented Prospectus that shall not have been set forth.

References to the Registration Statement and the Prospectus in this subsection
(h) are to such documents as amended and supplemented at the date of such certificate.

         (i) By the Closing Date, the Underwriters shall have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters, as described in the Registration Statement.

         (j) At the time this Agreement is executed, the Underwriters shall have received a letter, dated the date hereof, addressed to the Underwriters in form and substance satisfactory (including as to the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) in all respects to the Underwriters and Underwriters' Counsel, from Farber, Blicht & Eyerman, L.L.P.;

         i) confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations;

         ii) stating that it is their opinion that the financial statements and supporting schedules of the Company, the Subsidiary and the Commack Partnership included in the Registration Statement comply as to form, in all material respects, with the applicable accounting requirements of the Act and the Rules and Regulations thereunder and that the Representative may rely upon the opinion of Farber, Blicht & Eyerman, L.L.P. with respect to the financial statements and supporting schedules included in the Registration Statement;

         iii) stating that, on the basis of a limited review that included a reading of the latest available unaudited interim consolidated financial statements of the Company and the Subsidiary (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the stockholders and board of directors and the various committees of the boards of directors of the Company and the Subsidiary, consultations with officers and other employees of the Company and the Subsidiary responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention that would lead them to believe that (A) the pro forma financial information contained in the Registration Statement and Prospectus does not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or is not fairly presented in conformity with generally accepted accounting principles applied on a basis consistent with that of the audited consolidated financial statements of the Company or the unaudited pro forma financial information included in the Registration Statement, (B) the unaudited financial statements and supporting schedules of the Company, the Subsidiary and the Commack Partnership included in the Registration Statement do not comply as to form, in all material respects, with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements of the Company, the Subsidiary and the Commack Partnership included in the Registration Statement, or
                  (C) at a specified date not more than five days prior to the effective date of the Registration Statement, there has been any change in the capital stock or long-term debt of the Company and the Subsidiary, or any decrease in the stockholders' equity or net current assets or net assets of the Company as compared with amounts shown in the balance sheet included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease, and (D) during the period from September 30, 1996 to a specified date not more than five days prior to the effective date of the Registration Statement, there was any increase or decrease in net revenues, net earnings or increase in net earnings per common share of the Company and the Subsidiary, in each case as compared with the corresponding period in the preceding year other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease or increase, setting forth the amount of such decrease or increase;

         iv) setting forth at a date not later than five days prior to the date of the Registration Statement, the amount of liabilities of the Company and the Subsidiary (including a break-down of commercial paper and notes payable to banks);

         v) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company, the Subsidiary and the Commack Partnership set forth in the Prospectus, in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company, the Subsidiary and the Commack Partnership and, excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, found them to be in agreement;

         vi) stating that they have not during the immediately preceding five-year period brought to the attention of any of the Company's or the Subsidiary's management any "weakness," as defined in Statement of Auditing Standard No. 60 "Communication of Internal Control Structure Related Matters Noted in an Audit," in any of the Company's or the Subsidiary's internal controls;

         vii) stating that they have in addition carried out certain specified procedures, not constituting an audit, with respect to certain pro forma financial information which is included in the Registration Statement and the Prospectus and that nothing has come to their attention as a result of such procedures that caused them to believe such unaudited pro forma financial information does not comply in form in all respects with the applicable accounting requirements of Item 301 of Regulation S-B or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of that information; and

         viii) statements as to such other matters incident to the transaction contemplated hereby as the Representative may request.

         (k) At the Closing Date and each Option Closing Date, if any, the Underwriters shall have received from Farber, Blicht & Eyerman, L.L.P. a letter, dated as of the Closing Date or such Option Closing Date, as the case may be, to the effect that they reaffirm that the statements made in the letter furnished pursuant to subsection (j) of this Section, except that the specified date referred to therein as of which the examination made by them as described therein shall have been made shall be a date not more that five days prior to Closing Date or such Option Closing Date, as the case may be, and if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause (v) of subsection (j) of this Section with respect to certain amounts, percentages and financial information as specified by the

Representative and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (v).

         (l) On each of the Closing Date and each Option Closing Date, if any, there shall have been duly tendered to the Representative for its account and the several Underwriters' accounts, certificates representing the appropriate numbers and types of Representative's Securities and Securities, as the case may be, against payment therefor as provided herein.

         (m) No order suspending the sale of the Securities or the Representative's Securities in any jurisdiction designated by the Representative pursuant to subsection (e) of Section 4 hereof shall have been issued on either the Closing Date or the Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or shall be contemplated.

         (n) On or before the Closing Date, the Company shall have executed and delivered to the Representative, (i) the Representative's Warrant Agreement, in the form attached hereto as Exhibit A, and (ii) the Representative's Warrants, in such denominations and to such designees (who must be officers of the Representative) as shall have been requested by the Representative.

         (o) On or before Closing Date, the Common Stock shall have been duly approved for quotation on the Nasdaq SmallCap Market, subject to official notice of issuance.

         (p) On or before Closing Date, there shall have been delivered to the Representative all of the Lock-Up Agreements, in form and substance satisfactory to Underwriters' Counsel.

         If any representation or warranty of the Company herein shall not be true and correct, or if any other material condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Representative may terminate this Agreement or, if the Representative so elects, it may waive any such conditions that have not been fulfilled or extend the time for their fulfillment.

         7.       Indemnification.

         (a) The Company agrees to indemnify and hold harmless each of the Underwriters (for purposes of this Section 7, "Underwriter" shall include the officers, directors, stockholders, partners, employees, agents, and counsel of each Underwriter, including specifically each person who may be substituted for an Underwriter as provided in Section 11 hereof), and each person, if any, who controls such Underwriter (each, a "controlling person") within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses, or liabilities, joint or several (and actions, proceedings, investigations and inquiries in respect thereof), whatsoever (including but not limited to any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation commenced or threatened, or any claim whatsoever) (collectively, "Losses"), as such are incurred, to which the Underwriter or such controlling person may become subject under the Act, the Exchange Act, or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained (i) in any Preliminary Prospectus, the Registration Statement, or the Prospectus (as from time to time amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement or prospectus in which is included securities of the Company issued or issuable upon exercise of the Securities; or (iii) in any application or other document or written communication (in this Section collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, or the Nasdaq Stock Market, or any other securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), unless such statement or omission was made exclusively in reliance upon and in conformity with written information furnished to the Company with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement, or Prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be.

         The indemnity agreement in this subsection (a) shall be in addition to any liability that the Company may have at common law or otherwise.

         (b) Each of the Underwriters agrees severally, but not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of the Act, to the same extent as the foregoing indemnity from the Company to the Underwriters, but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement, or Prospectus or any amendment thereof or supplement thereto or in any application, in reliance upon, and in strict conformity with, written information furnished to the Company with respect to any Underwriter by such Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement, or Prospectus or any amendment thereof or supplement thereto or in any such application, provided that such written information or omissions only pertain to disclosures in the Preliminary Prospectus, the Registration Statement, or Prospectus directly relating to the transactions effected by the Underwriters in connection with this offering. The Company acknowledges that the statements with respect to the public offering of the Securities set forth under the heading "Underwriting" and the stabilization legend in the Prospectus have been furnished by the Underwriters expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus or the Registration Statement.

         The indemnity agreement in this subsection (b) shall be in addition to any liability that the several Underwriters may have at common law or otherwise.

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section, except to the extent that it has been prejudiced in any material respect by such failure or from any liability that it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable period of time after notice of commencement of the action, (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties) or (iv) counsel to the indemnifying parties shall have concluded that a conflict exists between the indemnified party or parties and the indemnifying parties, in any of which events such fees and expenses of additional counsel shall be borne by the indemnifying parties. Anything in this Section to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent unless such consent was unreasonably withheld or delayed.

         (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes a claim for indemnification pursuant to this Section, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that the express provisions of this Section provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Securities, or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. In any case where the Company is a contributing party and the Underwriters are the indemnified parties, the relative benefits received by the Company on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the Losses (or actions in respect thereof) referred to above in this subdivision (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subdivision (d), the Underwriters shall not be required to contribute any amount in excess of the underwriting discount applicable to the Securities purchased by the Underwriters hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who has signed the Registration Statement, and each director of the Company shall have the same rights to contribution as the Company, subject in each case to this subparagraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subparagraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subparagraph (d), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities that any indemnifying party may have at common law or otherwise.

         8.       Representations and Agreements to Survive Delivery.

         All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto, shall be deemed to be representations, warranties and agreements at the Closing Date and the applicable Option Closing Date, as the case may be, and such representations, warranties and agreements of the Company and the respective indemnity agreements contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company, or any controlling person of any Underwriter or the Company, and shall survive termination of this Agreement and the issuance and delivery of the Securities to the Underwriters and the Representative's Securities to the Representative, as the case may be.

         9.        Effective Date.

         This Agreement shall become effective at 10:00 a.m., New York City time, on the next full business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Representative, in its discretion, shall release the Securities for the sale to the public; provided, however, that the provisions of Sections 5, 7 and 10 of this Agreement shall at all times be effective. For purposes of this Section, the Securities to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Representative of telegrams to securities dealers releasing such Securities for offering or the release by the Representative for publication of the first newspaper advertisement that is subsequently published relating to the Securities.

         10.  Termination.

         (a) Subject to subsection (b) of this Section, the Representative shall have the right to terminate this Agreement by providing written notice thereof to the Company at any time prior to the delivery of any payment for the Securities if prior to such time any of the following occurs: (i) any domestic or international event or act or occurrence has disrupted, or in the Representative's opinion will in the immediate future disrupt, the financial markets; or (ii) any material adverse change in the financial markets shall have occurred; or (iii) trading on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the over-the-counter market by the NASD or by order of the Commission or any other governmental or regulatory authority having jurisdiction; or (iv) the United States shall have become involved in a war or major hostilities, or there shall have been an escalation in an existing war or major hostilities or a national emergency shall have been declared in the United States; or (v) a banking moratorium shall have been declared by a state or federal governmental or regulatory authority; or (vi) a moratorium in foreign exchange trading shall have been declared; or (vii) the Company shall have sustained a loss material or substantial to the Company by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representative's opinion, make it inadvisable to proceed with the delivery of the Securities; or (viii) there shall have been a Material Adverse Effect, or such material adverse change in the general market, political or economic conditions, in the United States or elsewhere, as in the Representative's judgment would make it inadvisable to proceed with the offering, sale and/or delivery of the Securities; or (ix) if _____________ no longer serves the Company in his/her present capacity.

         (b) If this Agreement is terminated by the Representative in accordance with the provisions of Section 10(a), the Company shall promptly reimburse and indemnify the Representative for all of its actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters (less amounts previously paid pursuant to Section 5(b) above). Notwithstanding any contrary provision contained in this Agreement, if this Agreement shall not be carried out within the time specified herein, or any extension thereof granted to the Representative, by reason of any failure on the part of the Company to perform any undertaking or satisfy any condition of this Agreement by it to be performed or satisfied (including, without limitation, pursuant to Section 6 or Section 12 hereof) then the Company shall promptly reimburse and indemnify the Representative for all of its actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters (less amounts previously paid pursuant to Section 5(b) above). In addition, the Company shall remain liable for all Blue Sky counsel fees and expenses and Blue Sky filing fees. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement and whether or not this Agreement is otherwise carried out, the provisions of Section 5 and Section 7 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

         11.  Substitution of the Underwriters.

         If one or more of the Underwriters shall fail (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 6, Section 10 or Section 12 hereof) to purchase the Securities which it or they are obligated to purchase on such date under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

                  (a) If the anticipated net proceeds to the Company from the Defaulted Securities does not exceed 10% of the total anticipated net proceeds to the Company from the Firm Securities to be purchased on such date, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                  (b) if the anticipated net proceeds to the Company from the Defaulted Securities exceeds 10% of the total anticipated net proceeds to the Company from the Firm Securities to be purchased on such date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters or the Company.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default by such Underwriter under this Agreement.

         In the event of any such default that does not result in a termination of this Agreement, the Representative shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

         12.  Default by the Company.

         If the Company shall fail at the Closing Date or any Option Closing Date, as applicable, to sell and deliver the respective numbers and types of Securities that it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Securities to be purchased on an Option Closing Date, the Underwriters may at the Representative's option, by notice from the Representative to the Company, terminate the Underwriters' obligation to purchase Option Securities from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to Sections 5, 7 and 10 hereof. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

         13.  Notices.

         All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed by certified or registered mail, return receipt requested, sent via an established, reputable overnight courier service, or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at 200 Garden City Plaza, Suite 518, Garden City, New York 11530, Attn: ____________ with a copy to Rubin Baum Levin Constant Friedman & Bilzin, 200 South Biscayne Boulevard, Suite 2500, Miami, Florida 33131, Attn: Harold E. Berritt, Esq. Notices to the Company shall be directed to U.S. Golf and Entertainment Inc., 4 Henry Street, Commack, New York 11725, Attn:
Edward C. Ross, Chairman, with a copy to Ruskin Moscou Evans & Faltischek, P.C., 170 Old Country Road, Mineola, New York 11501, Attn: Norman M. Friedland, Esq.

         14.  Parties.

         This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 6 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         15.      Construction.

         This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to its choice of law or conflict of laws principles.

         16.      Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

         17.      Entire Agreement; Amendments.

         This Agreement and the Representative's Warrant Agreement constitute the entire agreement of the parties hereto and supersede all prior written or oral agreements, understandings, and negotiations with respect to the subject matter hereof, including without limitation a letter of intent dated ___________________. This Agreement may not be amended except in a writing signed by the Representative and the Company.

         18.      Severability.

         If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement. The parties agree, however, that in the event any provision of this Agreement shall be declared invalid or unenforceable, the parties shall negotiate a new provision achieving to the extent possible the purpose of the invalid provision.

         If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company and each of the several Underwriters.

                                          Very truly yours,

                                          U.S. GOLF AND ENTERTAINMENT INC.

                                          By__________________________________

                           Name:

                          Title:

                                          Confirmed and accepted as
                                          of the date first above
                                          written:

                                          FIRST UNITED EQUITIES CORPORATION

                                          For itself and as Representative
                                          of the several Underwriters listed
                                          in the attached Schedule A

                                          By_______________________________

                           Name:

                          Title:

                                   SCHEDULE A

                                                             Number of Firm
                                                             Securities to
Name of Underwriter                                          Be Purchased

         TOTAL